Exhibit 10.1

FIFTH AMENDMENT TO

CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is made as of this 29th day of April, 2014 by and among Sterling Construction Company, Inc. (“Sterling”) and certain of its affiliates and subsidiaries as set forth on the signature pages hereto (collectively, with Sterling, the “Borrowers”), certain of the Lenders (as defined below) and Comerica Bank, a Texas banking association, as Administrative Agent (“Agent”).

RECITALS

A. Agent and the financial institutions party thereto from time to time (the “Lenders”) entered into that certain Credit Agreement dated as of October 31, 2007 (as amended, restated or otherwise modified from time to time collectively, the “Credit Agreement”) with the Borrowers, which Credit Agreement has been previously amended pursuant to the certain First Amendment dated as of December 3, 2009, that certain Second Amendment dated as of November 8, 2011, that certain Waiver and Third Amendment dated as of August 8, 2013 and that certain Waiver and Fourth Amendment dated as of March 14, 2014 (the “Fourth Amendment”).

B. The Borrowers have requested that Agent and Lenders make certain other amendments to the Credit Agreement, and they are willing to do so, but only on the terms and conditions set forth in this Fifth Amendment.

NOW, THEREFORE, Borrowers, Agent and the requisite Lenders agree:

ARTICLE I

AMENDMENT

Section 17(f) of the Fourth Amendment shall be deleted and the following inserted in its place:

“(f) Sterling shall be required to receive cash proceeds from a sale of its Equity Interests (such Equity Interests being in the form of common stock with no put rights, with no mandatory redemption rights and without any coupon) of at least $10,000,000 in aggregate amount (the “Initial Equity Raise”) no later than May 30, 2014. Provided, however, if Sterling shall be unable to complete the Initial Equity Raise by May 30, 2014, no Default or Event of Default shall have been deemed to have occurred solely by virtue of the failure to complete the Initial Equity Raise as set forth in this paragraph (f) and Sterling shall instead be required to receive cash proceeds from a sale of its Equity Interests in form and substance satisfactory to the Agent of at least $20,000,000 in aggregate amount no later than September 30, 2014.”

ARTICLE II

EFFECTIVENESS

This Fifth Amendment shall become effective (according to the terms hereof) on the date that the following conditions have been fully satisfied: Agent shall have received counterpart copies, with originals to follow of this Fifth Amendment, duly executed and delivered by the Borrowers, the Agent and the requisite Lenders (as applicable) and in form and substance satisfactory to Agent, accompanied by a closing certificate in form and substance acceptable to the Agent.

ARTICLE III

MISCELLANEOUS

1. Representations and Warranties. Each Borrower hereby represents and warrants that, after giving effect to the amendments contained herein (a) execution and delivery of this Fifth Amendment and any other Loan Documents required to be delivered hereunder, and the performance by each Borrower of its obligations under the Credit Agreement as amended hereby and as amended prior to the date hereof (herein, as so amended, the “Amended Credit Agreement”) are within each Borrower’s corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Fifth Amendment or the Amended Credit Agreement, of any governmental body, agency or authority, and this Fifth Amendment, the Amended Credit Agreement and any other Loan Documents required to be delivered hereunder, will constitute the valid and binding obligations of the Borrowers enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the representations and warranties set forth in this Fifth Amendment, the Amended Credit Agreement and any other Loan Documents required to be delivered hereunder are true and correct on and as of the date hereof (except to the extent such representations specifically relate to an earlier date), and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Fifth Amendment, the Amended Credit Agreement, and any other Loan Documents required to be delivered hereunder and (c) as of the date hereof (after giving effect to the waiver contained in Section 2 hereof), no Default or Event of Default shall have occurred and be continuing.

2. No Waiver. Except as specifically set forth above, this Fifth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, or to constitute a waiver by the Agent or any Lender of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

3. No Course of Dealing. Each Borrower hereby acknowledges and agrees that this Fifth Amendment and the amendments and waivers contained herein do not constitute any course of dealing or other basis for altering any obligation of such Borrower or any other party or any rights, privilege or remedy of the Agent or any Lender under the Credit Agreement, any other Loan Document, any other agreement or document, or any contract or instrument.

4. Reaffirmation; Ratification. Each Borrower hereby acknowledges, agrees, ratifies, reaffirms, covenants and agrees to be bound by each of the Loan Documents to which it is named as a party, including but not limited to the Credit Agreement, the Security Agreement, any joinder to the Credit Agreement, any joinder to the Security Agreement, any Notes, and any Mortgages.

5. Capitalized Terms. Unless otherwise defined to the contrary herein, all capitalized terms used in this Fifth Amendment shall have the meaning set forth in the Credit Agreement.

6. Counterparts; Signatures. This Fifth Amendment may be executed in counterpart in accordance with Section 13.9 of the Credit Agreement. Delivery of a signature page to this Fifth Amendment or any other Loan Document by telecopy or other electronic means shall be effective (for all purposes) as delivery of a manually executed counterpart of this Fifth Amendment or any other Loan Document.

7. No Claims. Each Borrower hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by any Lender or the Agent of such Borrower’s liabilities, obligations and agreements on the date hereof; (b) to its knowledge, each Lender and the Agent have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Fifth Amendment, each Lender and the Agent do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents. Each Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and the Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and the Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever through the date hereof. Without limiting the generality of the foregoing, each Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest: (a) the right of the Agent and each Lender to exercise its rights and remedies described in this Fifth Amendment or any of the other Loan Documents; (b) any provision of this Fifth Amendment or any of the other the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Credit Agreement or the other Loan Documents on or prior to the date hereof.

8. Laws of Texas. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of Texas (without giving effect to principles of conflict of laws).

9. No Oral Agreements. Each of the undersigned parties hereby covenant and agree as follows:

(a) The rights and obligations of the parties shall be determined solely from the written “Loan Agreement” (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Advances, and any oral agreements between or among the parties are superseded by and merged into the Credit Agreement.

(b) This Fifth Amendment, the Credit Agreement and each of the other Loan Documents has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(c) THE WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EACH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURE PAGES FOLLOW IMMEDIATELY HEREAFTER]

WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, as Agent, Lender,
Swing Line Lender and Issuing Lender

By:	/s/ James R. McNutt

Its:	Senior Vice President

BORROWERS:

STERLING CONSTRUCTION COMPANY, INC.

By:	/s/ Thomas R. Wright

Its:	CFO

TEXAS STERLING CONSTRUCTION CO.

By:	/s/ Brady Janes

Its:	VP & CFO

ROAD AND HIGHWAY BUILDERS, LLC,

By: Sterling Construction Company, Inc., its Co-Manager

By:	/s/ Peter MacKenna

Its:	CEO

ROAD AND HIGHWAY BUILDERS, LLC,

By: Richard Buenting, its Co-Manager

By:	/s/ Richard Buenting

Its:	Co-Manager

ROAD AND HIGHWAY BUILDERS INC.

By:	/s/ Richard Buenting

Its:	President

ROAD AND HIGHWAY BUILDERS OF CALIFORNIA, INC.

By:	/s/ Richard Buenting

Its:	President

RALPH L. WADSWORTH CONSTRUCTION COMPANY, LLC

By:	/s/ Thomas R. Wright

Its:	CFO

J. BANICKI CONSTRUCTION, INC.

By:	/s/ Kevan Blair

Its:	CFO

RHB PROPERTIES, LLC

By:	/s/ Richard Buenting

Its:	President

RALPH L. WADSWORTH CONSTRUCTION CO. LP

By:	/s/ Thomas R. Wright

Its:	CFO

STERLING HAWAII ASPHALT, LLC

By:	/s/ Thomas R. Wright

Its:	CFO

MYERS & SONS CONSTRUCTION, L.P.

By:	/s/ Clinton Myers

Its:	Clinton Myers for C & J Myers, Inc. General Partner